[photo--government building]

                                                   Annual Report August 31, 2001
Oppenheimer
U.S. Government Trust

                                                      [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

REPORT HIGHLIGHTS

Fund Objective

Oppenheimer U.S. Government Trust seeks high current income consistent with preservation of capital.

    Contents

 1  Letter to
    Shareholders

 2  An Interview
    with Your Fund's
    Managers

 6  Fund Performance

12  Financial
    Statements

37  Independent
    Auditors' Report

38  Federal
    Income Tax
    Information

39  Officers and
    Trustees

Average Annual Total Returns*

          For the 1-Year Period
          Ended 8/31/01

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    9.75%       4.53%
---------------------------------
Class B    8.92        3.92
---------------------------------
Class C    8.81        7.81
---------------------------------
Class Y   10.10
---------------------------------

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 10 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

September 11, 2001, was a tragic day for our country. As you may know, our corporate headquarters were located at Two World Trade Center in New York City. Although we are thankful that all OppenheimerFunds employees were able to safely evacuate the World Trade Center, our thoughts and prayers remain with the countless families whose lives have been affected by these terrible events. As a company and as individuals, we will be forever indebted to the hundreds of law enforcement officers, firefighters and rescue workers who continue to serve so heroically in this time of great need.
      To express our gratitude, we have established a 501(c)3 charity, the "World Trade Center Legacy Relief Fund," in which we will match the first $1 million in donations. All donations will be sent to qualified, pre-screened charities that support the families of victims of this tragic event, such as the American Red Cross and the New York Fire Fighters 9-11 Disaster Relief Fund.
      As the events of September 11 unfolded, OppenheimerFunds quickly and efficiently implemented its emergency recovery plans. By the next day, our portfolio managers, analysts and other employees were overseeing the assets in your fund's portfolio and accessing vital information in real time. And, thanks to our multiple operating locations, well-distributed resources and rigorous back-up procedures, our shareholder-account and Fund investment records remained intact.
      In these difficult times, it is important to remember that our portfolio management team is a sophisticated group of investment professionals with extensive experience. They are diligently monitoring the events that are shaping the financial world and economy. Just as your financial advisor employs diversification and asset allocation to determine the appropriate balance of risk and reward for your portfolio, OppenheimerFunds portfolio managers are guided by similar principles: broad diversification, a focus on business fundamentals and a long-term investment perspective.
      At OppenheimerFunds we understand that these are trying times for investors. We encourage you to work closely with your financial advisor and to stay focused on your long-term investment goals. Once again, thank you for your continued confidence. We look forward to showing and sharing with you the strength, expertise and resolve which makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ John V. Murphy
------------------
John V. Murphy
September 24, 2001

[photo]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.


1 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q How did Oppenheimer U.S. Government Trust perform during the past fiscal year?

A. We are pleased to report, for the one-year period that ended August 31, 2001, the Fund delivered an average annual total return, without sales charges, of 9.75% for Class A shares. We attribute the Fund's solid performance to several factors. First, our active management of the portfolio's allocations among Treasury and non-Treasury securities; second, our emphasis on long-term total return; and finally, our strict adherence to our long-term investment strategy amidst volatile market conditions over the past 12 months.

What key events most significantly characterized the bond markets over the reporting period?

Overall, continuous volatility and dramatic shifts in conditions marked the fixed income markets during the past year. Throughout the latter part of 2000, non-Treasury securities, or spread products, largely underperformed Treasuries. Corporate bonds and, in particular, mortgage-backed securities suffered the most. As we entered 2001, yield spreads--or the differences in yield between Treasuries and non-Treasury securities--had become wider than historic norms.
      By May, the yield advantage that spread products offered over Treasuries had become evident to investors, spurring buying interest. This led to improved price performance for spread products and a slight narrowing of yield spreads. However, in June, the Treasury market rallied steadily as the stock market declined. As the second quarter of 2001 came to a close, we experienced perhaps the most aggressive easing of policy by the Federal Reserve Board (the Fed) in several years. Its effort to stimulate sluggish economic growth included six separate reductions in short-term interest rates, which exacerbated already significant volatility in the bond markets.

[photo]
Portfolio Management
Team (l to r)
John Kowalik
Leslie Falconio
Gina Palmieri


2 | OPPENHEIMER U.S. GOVERNMENT TRUST

How did you manage the Fund in light of this volatility?

We actively manage the Fund for a favorable long-term total rate of return, while continually attempting to enhance yield amidst changing market conditions. Typically, we maintain a slightly higher allocation to non-Treasuries relative to Treasuries, particularly emphasizing mortgage-backed securities, since mortgages have a tendency to outperform Treasuries over the long term. In addition, they can serve to enhance the portfolio's yield.
      This year, we modestly increased our exposure to Treasuries to capture gains from their rally throughout the Fed rate cuts. However, please note that we do not make drastic shifts in our target allocations, as a rule. We generally adhere to our long-term strategy and prefer to incorporate minor adjustments to the portfolio's allocations, instead of trying to "time the market" with substantial shifts in our holdings. We believe to do so would not only compromise our disciplined strategy, but could also negatively impact the Fund's long-term performance.

What factors most significantly influenced performance this period?

Slightly increasing our exposure to Treasuries clearly benefited the Fund's performance during the period ended August 31, 2001. Additionally, the fact that we emphasized five-year Treasury securities and positioned our exposure to focus on that part of the yield curve positively impacted performance. As the Fed eased dramatically this year, the Treasury yield curve steepened, helping shorter term maturities outperform.
      Our holdings in commercial mortgage-backed securities also helped boost performance. On top of the "regular" mortgage-backed securities we typically emphasize, we are permitted to invest up to 20% of the Fund in other assets. During this fiscal year, we chose to purchase commercial mortgage-backed

[callout]
Our emphasis on five-year Treasury securities, as part of our decision to focus on that part of the yield curve, significantly enhanced the Fund's performance during the period.


3 | OPPENHEIMER U.S. GOVERNMENT TRUST

AN INTERVIEW WITH YOUR FUND'S MANAGERS

securities for this portion of the portfolio. These types of securities overall fared well this year, as the real estate market continued to remain steady despite the economic downturn. Consequently, our holdings in this area added to performance.

What is your outlook for the months ahead?

As of the date of this report, we are prepared for the possibility of yet another reduction in short-term interest rates by the Fed, albeit a smaller cut. Since the bond market may already be "pricing in" this expectation, we believe a neutral stance is best right now. Basically, we will continue to seek good value along the Treasury yield curve, while monitoring our allocation of Treasuries relative to mortgage-backed securities. If interest rates begin to rise again, we may reduce our position in Treasuries and shift back to a stronger emphasis on mortgages.
      In terms of our Treasury exposure, we plan to maintain our emphasis on five-year securities, recognizing that their potential for price appreciation may have reached its peak. Given that, and since the outlook for inflation remains benign, we may consider adding more long-term Treasuries, such as 20-year or 30-year bonds. Typically once a period of interest rate cuts ends, longer bonds tend to outperform. In addition, we believe longer maturity Treasuries offer great value right now--and potential gains for the portfolio down the road.

Average Annual Total Returns

For the Periods Ended 9/30/01(1)

Class A
1-Year  5-Year   10-Year
--------------------------------
5.95%   6.16%    6.41%

Class B          Since
1-Year  5-Year   Inception
--------------------------------
5.41%   6.08%    6.26%

Class C          Since
1-Year  5-Year   Inception
--------------------------------
9.41%   6.39%    5.69%

Class Y          Since
1-Year  5-Year   Inception
--------------------------------
11.59%  N/A      6.29%

--------------------------------
Standardized Yields(2)
For the 30 Days Ended 8/31/01
--------------------------------
Class A            5.49%
--------------------------------
Class B            5.00
--------------------------------
Class C            5.01
--------------------------------
Class Y            6.16
--------------------------------

1. See Notes on page 10 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended August 31, 2001, and maximum offering price as of August 31, 2001. Falling share prices will tend to artificially raise yields.


4 | OPPENHEIMER U.S. GOVERNMENT TRUST

      Regardless of what the coming months bring, we intend to pursue our disciplined investment strategy, which we believe, is what helps make Oppenheimer U.S. Government Trust part of The Right Way to Invest.

Top Five Holdings by Issuer(4)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                                          38.7%
--------------------------------------------------------------------------------
U.S. Treasury                                                            25.3
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.                                         12.8
--------------------------------------------------------------------------------
Government National Mortgage Assn.                                        5.5
--------------------------------------------------------------------------------
U.S. Treasury Repurchase Agreement                                        2.7


Credit Allocation(3)

[pie chart]
Treasury        26.6%
Government
  Agency        57.5
AAA              4.2
AA               1.4
A                1.9
BBB              5.7
Other            2.7

3. Portfolio is subject to change. Percentages are as of August 31, 2001, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 1.10% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category. The Fund may invest in securities of any maturity, including those issued by private issuers and federally chartered mortgage companies whose interest and principal repayments are not guaranteed by the U.S. Government. U.S. Treasury securities are not rated but are deemed to have the highest rating equivalency.
4. Portfolio is subject to change. Percentages are as of August 31, 2001, and are based on total market value of investments.


5 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

How Has the Fund Performed?

Below is a discussion, by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2001, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended August 31, 2001, Oppenheimer U.S. Government Trust largely emphasized mortgage-related securities. However, the portfolio management team actively adjusted the portfolio's allocations at various times in response to key market events directly impacting the bond markets. In the latter part of the period, the team increased the portfolio's exposure to Treasury securities, particularly five-year Treasuries, which enjoyed a sustained rally in 2001.
      Mortgage-related securities, specifically commercial mortgage-backed securities, largely provided the Fund with its good performance for the fiscal year. The management team expects to continue to emphasize these non-Treasury securities over the coming months, reducing the portfolio's exposure to Treasuries slightly as these securities reach what is believed to be a peak in value. Additionally, should interest rates begin to shift higher, the team expects to slightly change the composition of the portfolio's Treasury holdings to include more long-term Treasury bonds.


6 | OPPENHEIMER U.S. GOVERNMENT TRUST

Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until its fiscal year-end of August 31, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the Class on July 21, 1995, and in the case of Class C shares, from the inception of the Class on December 1, 1993. Because Class N shares of the Fund were first publicly offered on March 1, 2001, no performance information on Class N shares is included. In the case of Class Y shares, performance is measured from the inception of the Class on May 18, 1998. The Fund's performance reflects the deduction of the current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.
      The Fund's performance is compared to that of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.


7 | OPPENHEIMER U.S. GOVERNMENT TRUST

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]


                Oppenheimer U.S.                 Lehman Brothers
                Government Trust                 U.S. Government
                (Class A)                        Bond Index


06/30/91         9,525                          10,000
09/30/91        10,048                          10,570
12/31/91        10,598                          11,137
03/31/92        10,390                          10,942
06/30/92        10,766                          11,375
09/30/92        11,072                          11,937
12/31/92        11,133                          11,942
03/31/93        11,496                          12,481
06/30/93        11,795                          12,842
09/30/93        12,035                          13,259
12/31/93        12,023                          13,214
03/31/94        11,776                          12,817
06/30/94        11,657                          12,671
09/30/94        11,781                          12,724
12/31/94        11,889                          12,760
03/31/95        12,512                          13,369
06/30/95        12,965                          14,198
09/30/95        13,198                          14,450
12/31/95        13,642                          15,110
03/31/96        13,521                          14,789
06/30/96        13,601                          14,920
08/31/96        13,658                          14,843
11/30/96        14,342                          15,680
02/28/97        14,373                          15,558
05/31/97        14,855                          15,760
08/31/97        15,085                          16,227
11/30/97        15,591                          16,042
02/28/98        15,922                          17,226
05/31/98        16,123                          17,530
08/31/98        16,401                          18,219
11/30/98        16,635                          18,853
02/28/99        16,537                          18,356
05/31/99        16,519                          18,306
08/31/99        16,416                          18,244
11/30/99        16,637                          18,396
02/29/00        16,725                          18,583
05/31/00        16,977                          18,045
08/31/00        17,570                          19,657
11/30/00        18,063                          20,293
02/28/01        18,603                          21,144
05/31/01        18,593                          21,070
08/31/01        19,283                          21,945

Average Annual Total Returns of Class A Shares of the Fund at 8/31/01(1,2)
1-Year 4.53%      5-Year 6.10%      10-Year 6.40%


Class B Shares Comparison of Change in Value of $10,000
Hypothetical Investments in:

[mountain chart]

                Oppenheimer U.S.                Lehman Brothers
                Government Trust                U.S. Government
                (Class B)                       Bond Index

07/21/95        10,000                          10,000
09/30/95        10,230                          10,215
12/31/95        10,563                          10,681
03/31/96        10,438                          10,440
06/30/96        10,480                          10,490
08/31/96        10,509                          10,492
11/30/96        11,015                          11,091
02/28/97        11,018                          11,005
05/31/97        11,214                          11,141
08/31/97        11,521                          11,471
11/30/97        11,888                          11,900
02/28/98        12,110                          12,177
05/31/98        12,245                          12,392
08/31/98        12,494                          12,870
11/30/98        12,567                          13,186
02/28/99        12,480                          12,976
05/31/99        12,451                          12,842
08/31/99        12,350                          12,897
11/30/99        12,493                          13,004
02/29/00        12,535                          13,122
05/31/00        12,700                          13,324
08/31/00        13,118                          13,896
11/30/00        13,440                          14,345
02/28/01        13,838                          14,946
05/31/01        13,805                          14,895
08/31/01        14,308                          15,513


Average Annual Total Returns of Class B Shares of the Fund at 8/31/01(1,2)
1-Year 3.92%      5-Year 6.02%     Since Inception 6.04%

1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See Notes on page 10 for further details.


8 | OPPENHEIMER U.S. GOVERNMENT TRUST

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer                     Lehman Brothers
                U.S. Government Trust           U.S. Government
                (Class C)                       Bond Index

12/01/93        10,000                          10,000
12/31/93        10,081                          10,030
03/31/94         9,787                           9,737
06/30/94         8,679                           9,625
09/30/94         9,761                           9,668
12/31/94         9,615                           9,700
03/31/95        10,323                          10,156
06/30/95        10,678                          10,786
09/30/95        10,835                          10,978
12/31/95        11,190                          11,479
03/31/96        11,067                          11,220
06/30/96        11,114                          11,273
08/31/96        11,146                          11,276
11/30/96        11,664                          11,919
02/28/97        11,607                          11,026
05/31/97        11,896                          11,972
08/31/97        12,222                          12,327
11/30/97        12,610                          12,704
02/28/98        12,853                          13,086
05/31/98        12,891                          13,317
08/31/98        13,241                          13,841
11/30/98        13,353                          14,170
02/28/99        13,234                          13,944
05/31/99        13,209                          13,808
08/31/99        13,101                          13,059
11/30/99        13,237                          13,975
02/29/00        13,295                          14,102
05/31/00        13,471                          14,315
08/31/00        13,915                          14,933
11/30/00        14,264                          15,416
02/28/01        14,683                          16,062
05/31/01        14,643                          16,007
08/31/01        15,141                          15,671

Average Annual Total Returns of Class C Shares of the Fund at 8/31/01(1,2)
 1-Year 7.81%      5-Year 6.32%      Since Inception 5.50%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

[mountain chart]

                Oppenheimer                     Lehman Brothers
                U.S. Government Trust           U.S. Government
                (Class Y)                       Bond Index

05/18/98        10,000                          10,000
05/31/98        10,062                          10,000
08/31/98        10,282                          10,393
11/30/98        10,316                          10,640
02/28/99        10,239                          10,471
05/31/99        10,235                          10,443
08/31/99        10,198                          10,407
11/30/99        10,342                          10,494
02/29/00        10,400                          10,589
05/31/00        10,570                          10,752
08/31/00        10,951                          11,213
11/30/00        11,265                          11,576
02/28/01        11,612                          12,081
05/31/01        11,613                          12,019
08/31/01        12,056                          12,518

Average Annual Total Returns of Class Y Shares of the Fund at 8/31/01(1,2)
 1-Year 10.10%     Since Inception 5.86%

The performance information for the Lehman Brothers U.S. Government Bond Index in the graphs begins on 6/30/91 for Class A, 7/31/95 for Class B, 11/30/93 for Class C and 5/31/98 for Class Y.

Past performance cannot guarantee future results. Graphs are not drawn to the same scale.


9 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's portfolio, allocations, management and strategies are subject to change.

For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money. Class A shares of the Fund were first publicly offered on 8/16/85.

Class A returns include the current maximum initial sales charge of 4.75%. Class B shares of the Fund were first publicly offered on 7/21/95.

Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, Class B performance does not include contingent deferred sales charge and uses Class A performance for the period after conversion.

Class C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge. Class N shares of the Fund were first publicly offered on 3/1/01, therefore, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 5/18/98. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


10 | OPPENHEIMER U.S. GOVERNMENT TRUST

Financials



11 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  August 31, 2001

                                                                        Principal  Market Value
                                                                           Amount    See Note 1
-----------------------------------------------------------------------------------------------
 Asset-Backed Securities--4.5%
-----------------------------------------------------------------------------------------------
 Amortizing Residential Collateral Trust, Mtg. Pass-Through
 Certificates, Trust 2000-BC1, Cl. B, 6.043%, 1/25/30(1)              $ 2,000,000   $ 2,006,250
-----------------------------------------------------------------------------------------------
 Block Mortgage Finance, Inc., Asset-Backed Certificates,
 Series 1999-1, Cl. A2, 6%, 4/27/20                                     3,183,118     3,276,623
-----------------------------------------------------------------------------------------------
 Conseco Finance Securitizations Corp., Home Equity Loan
 Pass-Through Certificates, Series 2000-4, Cl. M1, 8.73%, 5/1/32        5,000,000     5,331,250
-----------------------------------------------------------------------------------------------
 Embarcadero Aircraft Securitization Trust, Airplane
 Collateral Obligations, Series 2000-A, Cl. B, 4.74%, 8/15/25(1,2)      4,685,195     4,673,482
-----------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations,
 Series 2000-1, Cl. A, 6.293%, 7/25/07(1,2)                             3,751,120     3,751,121
-----------------------------------------------------------------------------------------------
 New Century Home Equity Loan Trust, Home Equity Mtg. Obligations,
 Series 2001-NC1, Cl. M3, 7%, 6/20/31                                   8,555,000     8,405,287
-----------------------------------------------------------------------------------------------
 Option One Mortgage Securities Corp. NIM Trust,
 Home Equity Mtg. Obligations:
 Series 1999-2, Cl. CTFS, 9.66%, 6/26/29(2)                             7,628,789     7,557,269
 Series 1999-4, Cl. CTFS, 9.67%, 12/26/29                               1,436,746     1,409,358
-----------------------------------------------------------------------------------------------
 Providian Master Trust, Sub. Collateralized Mtg. Obligations,
 Series 2000-2, Cl. C, 7.98%, 4/15/09(2)                                3,000,000     3,189,375
-----------------------------------------------------------------------------------------------
 Seneca Funding I Ltd., Commercial Bond Obligations,
 Cl. A, 6.25%, 5/31/29(1,2)                                             2,500,000     1,916,300
                                                                                     ----------
 Total Asset-Backed Securities (Cost $40,537,249)                                    41,516,315

===============================================================================================
 Mortgage-Backed Obligations--91.9%
-----------------------------------------------------------------------------------------------
 Government Agency--77.8%
-----------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--70.1%
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
 Gtd. Multiclass Mtg. Participation Certificates,
 Series 151, Cl. F, 9%, 5/15/21                                           871,482       921,313
-----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations:
 Series 2347, Cl. PC, 6.50%, 5/15/30                                    8,000,000     8,090,000
 Series 2355, Cl. TB, 6.50%, 9/15/31(3)                                12,500,000    12,835,938
-----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Multiclass
 Mtg. Pass-Through Certificates:
 7.50%, 9/1/12                                                          5,925,527     6,187,080
 9.50%, 12/1/02-11/1/03                                                    63,482        66,155
 11.50%, 6/1/20                                                           228,511       262,946
 12.50%, 7/1/19                                                           596,839       686,413
 13%, 8/1/15                                                              535,300       615,644
 14%, 1/1/11                                                              144,124       166,992


12 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                      Principal   Market Value
                                                                         Amount     See Note 1
----------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored Continued
 Federal Home Loan Mortgage Corp.,
 Interest-Only Stripped Mtg.-Backed Security:
 Series 164, Cl. A, 6.01%, 3/1/24(4)                                $ 8,242,095    $ 1,934,317
 Series 192, Cl. IO, 14.71%, 2/1/28(4)                                8,298,798      1,735,616
 Series 197, Cl. IO, 11.12%, 4/1/28(4)                                  386,593         91,303
 Series 199, Cl. IO, 15.26%, 8/1/28(4)                               34,753,872      7,977,100
 Series 202, Cl. IO, 9.91%, 4/1/29(4)                                18,680,490      4,217,705
 Series 203, Cl. IO, 3.91%, 6/15/29(4)                               16,497,805      3,910,496
 Series 204, Cl. IO, 11.16%, 5/15/29(4)                               2,542,338        609,367
 Series 205, Cl. IO, 10.53%, 9/15/29(4)                               8,094,710      1,568,350
 Series 207, Cl. IO, 13.69%, 4/15/30(4)                               9,169,033      1,716,329
 Series 208, Cl. IO, 18.93%, 6/1/30(4)                               10,080,072      1,675,812
----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Principal-Only Stripped
 Mtg.-Backed Security, Series 2155, Cl. PO, 3.42%, 5/15/29(5)         3,533,760      2,416,209
----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Real Estate Mtg.
 Investment Conduit Multiclass Certificates:
 Series 1562, Cl. C, 7%, 3/15/21                                     15,000,000     15,459,300
 Series 2228, Cl. PQ, 7.50%, 8/15/25                                 10,000,000     10,503,100
 Series 2293, Cl. WD, 6.50%, 12/15/29                                10,855,200     10,967,117
 Series 2298, Cl. PC, 6.50%, 10/15/26                                 5,000,000      5,171,094
 Series 2304, Cl. PG, 6.50%, 3/15/30                                 11,000,000     11,188,980
 Series 2312, Cl. PH, 6.50%, 12/15/27                                10,399,000     10,714,220
 Series 2319, Cl. PG, 6.50%, 4/15/30                                 12,500,000     12,800,750
 Series 2328, Cl. QC, 6.50%, 3/15/30                                 10,000,000     10,234,300
 Series 2340, Cl. EG, 6.50%, 7/15/29                                 15,000,000     15,110,742
----------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.-Government National
 Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
 Series 28, Cl. PG, 6.875%, 2/25/23                                   5,712,000      5,961,900
----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Grantor Trust, Commercial Mtg.
 Obligations, Trust 2001-T6, Cl. B, 6.088%, 5/25/11                  10,000,000     10,262,500
----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 6%, 9/25/31(3)                                                     166,000,000    163,146,460
 6.50%, 11/1/28-5/1/31                                               40,475,376     40,690,382
 6.50%, 9/1/28-10/25/28(3)                                           91,000,000     91,241,250
 7%, 8/25/29-4/1/30                                                  13,935,695     14,261,330
 7%, 9/25/31(3)                                                      71,500,000     73,086,585
 8%, 12/1/22                                                            820,219        862,592
 11%, 7/1/16                                                            392,122        438,299
 11.50%, 11/1/15-11/17/20                                             1,466,670      1,678,597
 13%, 11/1/12                                                            16,883         19,322
----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations,
 Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
 Trust 1992-34, Cl. G, 8%, 3/25/22                                    2,001,344      2,113,920
 Trust 1993-202, Cl. PH, 6.50%, 2/25/22                               2,601,615      2,702,428
 Trust 1994-27, Cl. PH, 6.50%, 9/25/22                                4,000,000      4,162,480
 Trust 1997-75, Cl. PB, 6.35%, 8/18/21                               20,540,000     21,002,150
 Trust 1998-25, Cl. J, 6.50%, 12/18/25                               19,321,609     19,846,771
----------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Collateralized Mtg. Obligations:
 Trust 2001-28, Cl. PN, 6.50%, 5/25/20                               10,000,000     10,390,625
 Trust 2001-38, Cl. CD, 6.50%, 5/25/29                               10,000,000      9,937,500
 Trust 2001-44, Cl. ML, 6.50%, 8/25/31                                5,000,000      4,937,500


13 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued

                                                                             Principal   Market Value
                                                                                Amount     See Note 1
-----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored Continued
 Federal National Mortgage Assn., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates,
 Interest-Only Stripped Mtg.-Backed Security:
 Trust 294, Cl. 2, (1.81)%, 2/1/28(4)                                      $ 1,175,427   $    231,963
 Trust 302, Cl. 2, 8.78%, 6/1/29(4)                                         14,035,832      3,430,007
 Trust 311, Cl. 2, 11.597%, 6/1/30(4)                                       12,158,553      2,957,948
 Trust 1997-78, Cl. IC, 10.09%, 10/18/27(4)                                  5,000,000      1,053,125
 Trust 2001-1, Cl. IA, 5.97%, 2/25/31(4)                                     4,419,326        791,336
 Trust 2001-T4, Cl. IO, 34.068%, 7/25/28(4)                                 39,347,245        946,793
-----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., Gtd. Real Estate
 Mtg. Investment Conduit Pass-Through Certificates,
 Trust 1999-29, Cl. D, 6.50%, 12/25/26(3)                                    6,755,132      6,932,455
                                                                                         ------------
                                                                                          652,920,906

-----------------------------------------------------------------------------------------------------
 GNMA/Guaranteed--7.7%
 Government National Mortgage Assn.:
 6.38%, 4/20/17(1)                                                             144,921        147,956
 6.50%, 11/15/23-12/15/23                                                    1,071,654      1,089,360
 7%, 1/15/28-1/20/30                                                        15,490,627     15,899,285
 7%, 9/15/28(3)                                                             30,000,000     30,768,900
 7.25%, 12/15/05                                                                 8,985          9,322
 7.50%, 10/15/06-11/15/26                                                   11,958,729     12,450,897
 8%, 4/15/02-8/15/28                                                         5,629,923      5,899,945
 8.25%, 4/15/08                                                                 48,820         51,922
 8.50%, 1/15/06                                                                  2,328          2,453
 9%, 9/15/08-5/15/09                                                           145,426        156,582
 9.50%, 7/15/18-1/15/20                                                        350,669        384,963
 10%, 6/15/16-8/15/19                                                          709,902        791,764
 10.50%, 2/15/13-5/15/21                                                     1,782,253      2,010,191
 11%, 10/20/19-7/20/20                                                       1,367,491      1,552,446
 11.50%, 2/15/13-4/15/13                                                        49,667         56,722
 12%, 12/15/12-3/15/14                                                           8,574          9,872
 12.50%, 1/15/14-6/15/19                                                       294,418        337,650
 13%, 4/15/11-12/15/14                                                          56,050         64,602
 13.50%, 4/15/11-8/15/14                                                        64,939         77,273
 14%, 6/15/11                                                                   14,060         16,746
                                                                                         ------------
                                                                                           71,778,851

-----------------------------------------------------------------------------------------------------
 Private--14.1%
-----------------------------------------------------------------------------------------------------
 Commercial--10.3%
 Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1997-MD7, Cl. A1B, 7.41%, 1/13/30                                    5,000,000      5,330,469
-----------------------------------------------------------------------------------------------------
 Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
 Pass-Through Certificates, Series 1997-CTL1, 9.30%, 6/22/24(2,4)           60,454,333      2,021,442
-----------------------------------------------------------------------------------------------------
 Columbia Center Trust, Commercial Mtg. Pass-Through Certificates,
 Series 2000-CCT, Cl. E, 5.14%, 12/15/04(1,2)                                1,000,000      1,000,000
-----------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 10.37%, 12/25/20(2,4)       12,145,411          3,795
-----------------------------------------------------------------------------------------------------
 CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg
 Obligations, Series 1998-C1, Cl. C, 7%, 6/2/33(2)                           5,000,000      4,307,031


14 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                                             Principal  Market Value
                                                                                Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Commercial Continued
 CS First Boston Mortgage Securities Corp., Commercial Mtg
 Pass-Through Certificates:
 Series 1995-WF1, Cl. E, 8.245%, 12/21/27(2)                               $12,510,000   $12,924,394
 Series 2001-SPGA, Cl. B, 6.662%, 8/13/18(2)                                10,767,000    10,797,288
----------------------------------------------------------------------------------------------------
 CS First Boston Mortgage Securities Corp., Interest-Only Stripped
 Mtg.-Backed Security, Series 1998-C1, Cl. AX, 8.34%, 4/11/30(4)            24,101,944     1,303,023
----------------------------------------------------------------------------------------------------
 FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
 Certificates, Series 1994-C1, Cl. 2G, 8.70%, 9/25/25(2)                     3,000,000     2,895,000
----------------------------------------------------------------------------------------------------
 First Union-Lehman Brothers Commercial Mortgage Trust,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1998-C2, 9.63%, 5/18/28(4)                                          28,701,967       914,875
----------------------------------------------------------------------------------------------------
 GMAC Commercial Mortgage Securities, Inc., Interest-Only
 Stripped Mtg.-Backed Security Pass-Through Certificates,
 Series 1997-C1, Cl. X, 7.80%, 7/15/27(4)                                   21,026,142     1,484,971
----------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
 Certificates, Series 1995-GAL1, Cl. C, 7.95%, 8/15/27(6)                    5,014,988     5,399,885
----------------------------------------------------------------------------------------------------
 PNC Mortgage Acceptance Corp., Commercial Mtg. Obligations,
 Series 2001-C1, Cl. A2, 6.36%, 3/12/34                                     10,000,000    10,175,000
----------------------------------------------------------------------------------------------------
 Prudential Mortgage Capital Co. II LLC, Commercial Mtg
 Pass-Through Certificates, Series PRU-HTG 2000-C1:
 Cl. A2, 7.306%, 10/6/15                                                    10,000,000    10,643,750
 Cl. F, 7.853%, 10/6/15                                                      8,495,659     8,649,643
----------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
 Series 1995-C1, Cl. D, 6.90%, 2/25/27                                       7,677,000     7,589,444
----------------------------------------------------------------------------------------------------
 Strategic Hotel Capital, Inc., Commercial Mtg. Obligations,
 Series 2001-SCH1, Cl. E, 5.84%, 4/17/06(1,2)                                2,000,000     2,000,000
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Commercial Mtg. Pass-Through
 Certificates, Series 1999-C3, Cl. G, 5.06%, 3/20/02(1,2)                    8,136,237     8,174,376
                                                                                         -----------
                                                                                          95,614,386

----------------------------------------------------------------------------------------------------
 Residential--3.8%
 Countrywide Funding Corp., Mtg. Pass-Through Certificates,
 Series 1993-12, Cl. B1, 6.625%, 2/25/24                                     2,579,499     2,580,299
----------------------------------------------------------------------------------------------------
 First Nationwide Trust, Mtg. Pass-Through Certificates,
 Series 1999-1, Cl. 2A7, 6.50%, 3/25/29                                      5,000,000     5,034,350
----------------------------------------------------------------------------------------------------
 GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg
 Investment Conduit Multiclass Pass-Through Certificates,
 Series 1998-24, Cl. A1, 1/25/29                                             4,598,830     4,663,490
----------------------------------------------------------------------------------------------------
 Imperial CMB Trust, Collateralized Mtg. Obligations,
 Trust 1998-1, Cl. B, 7.25%, 11/25/29                                        2,279,327     2,342,009
----------------------------------------------------------------------------------------------------
 Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates, Series 1999-20, Cl. A13, 6.75%, 8/25/29     5,000,000     5,128,100
----------------------------------------------------------------------------------------------------
 Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through
 Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                         112,414       112,168
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations,
 Mtg. Pass-Through Certificates:
 Series 2001-1, Cl. A, 7.50%, 7/25/30(2)                                     3,792,814     3,761,997
 Series 2001-2, Cl. 1A1, 6.50%, 3/25/31                                      4,673,823     4,757,064


15 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF INVESTMENTS  Continued

                                                                         Principal  Market Value
                                                                            Amount    See Note 1
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 Residential Continued

 Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security,
 Series 1995-2B, Cl. 2IO, 6.11%, 6/15/25(4)                           $ 64,940,140  $    1,527,327
--------------------------------------------------------------------------------------------------
 Washington Mutual Finance Corp., Collateralized Mtg. Obligations,
 Series 2000-1, Cl. M3, 5.543%, 1/25/40(2)                               5,200,000       5,180,500
                                                                                    --------------
                                                                                        35,087,304
                                                                                    --------------
 Total Mortgage-Backed Obligations (Cost $847,856,842)                                 855,401,447

==================================================================================================
 U.S. Government Obligations--37.1%
 U.S. Treasury Bonds:
 5.375%, 2/15/31                                                        10,200,000      10,211,954
 5.50%, 8/15/28                                                          3,000,000       3,013,362
 6.125%, 11/15/27                                                       11,400,000      12,435,804
 6.25%, 5/15/30                                                          8,300,000       9,286,281
 8.75%, 5/15/17-5/15/20                                                 32,700,000      44,513,645
 11.25%, 2/15/15                                                         1,450,000       2,287,262
 STRIPS, 6.88%, 5/15/09(7)                                               6,800,000       4,653,532
--------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 4.625%, 5/15/06                                                        14,000,000      14,149,310
 5%, 8/15/11                                                            10,000,000      10,135,160
 5.50%, 5/15/09                                                         14,700,000      15,355,767
 5.75%, 11/15/05-8/15/10                                                52,700,000      55,702,240
 5.875%, 11/15/04(8)                                                    24,500,000      25,796,785
 6.50%, 10/15/06-2/15/10                                                83,800,000      92,990,254
 6.75%, 5/15/05                                                          9,400,000      10,201,942
 7%, 7/15/06                                                            31,600,000      35,099,479
                                                                                    --------------
 Total U.S. Government Obligations (Cost $339,165,709)                                 345,832,777

==================================================================================================
 Corporate Bonds and Notes--2.3%
 Federal National Mortgage Assn. Unsec. Nts., 6%, 5/15/11               15,000,000      15,400,800
--------------------------------------------------------------------------------------------------
 Resolution Funding Corp. Federal Book Entry
 Principal Strips, 6.28%, 1/15/21(7)                                    18,500,000       5,849,015
                                                                                    --------------
 Total Corporate Bonds and Notes (Cost $20,716,558)                                     21,249,815

                                           Date          Strike          Contracts
==================================================================================================
Options Purchased--0.0%
 U.S. Treasury Nts. Futures, 5 yr.,
 11/23/01 Call (Cost $169,163)           9/21/01          106%                 520         211,250

                                                                         Principal
                                                                            Amount
--------------------------------------------------------------------------------------------------
 Repurchase Agreements--3.8%
 Repurchase agreement with Banc One Capital Markets, Inc., 3.62%, dated 8/31/01, to be repurchased at $35,021,081 on 9/4/01,
 collateralized by U.S. Treasury Bonds, 5.25%-8.375%,
 2/15/07-11/15/28, with a value of $25,625,887 and U.S. Treasury
 Nts., 7.875%, 11/15/04, with a value of $10,116,044
 (Cost $35,007,000)                                                    $35,007,000      35,007,000
--------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $1,283,452,521)                           139.6%  1,299,218,604
--------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                       (39.6)   (368,406,836)
                                                                      ----------------------------
 Net Assets                                                                  100.0% $  930,811,768
                                                                      ============================


16 | OPPENHEIMER U.S. GOVERNMENT TRUST

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.
2. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.
3. When-issued security to be delivered and settled after August 31, 2001.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $42,103,000 or 4.52% of the Fund's net assets as of August 31, 2001.
5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,399,885 or 0.58% of the Fund's net assets as of August 31, 2001.
7. Zero-coupon bond reflects the effective yield on the date of purchase.
8. Securities with an aggregate market value of $1,052,930 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.


17 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2001

========================================================================================
Assets
 Investments, at value (cost $1,283,452,521)--see accompanying statement  $1,299,218,604
----------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold on a when-issued basis                                     291,673,289
 Interest and principal paydowns                                               7,829,960
 Shares of beneficial interest sold                                            3,370,544
 Other                                                                            31,832
                                                                          --------------
 Total assets                                                              1,602,124,229

========================================================================================
 Liabilities
 Bank overdraft                                                                   33,144
----------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                668,285,463
 Shares of beneficial interest redeemed                                        1,776,209
 Dividends                                                                       385,345
 Distribution and service plan fees                                              376,672
 Trustees' compensation                                                          162,795
 Daily variation on futures contracts                                            136,059
 Shareholder reports                                                              35,171
 Transfer and shareholder servicing agent fees                                    33,173
 Other                                                                            88,430
                                                                          --------------
 Total liabilities                                                           671,312,461

========================================================================================
 Net Assets                                                               $  930,811,768
                                                                          --------------

========================================================================================
 Composition of Net Assets
 Paid-in capital                                                          $  955,124,465
----------------------------------------------------------------------------------------
 Undistributed (overdistributed) net investment income                           765,514
----------------------------------------------------------------------------------------
 Accumulated net realized gain (loss) on investment transactions             (40,889,576)
----------------------------------------------------------------------------------------
 Net unrealized appreciation (depreciation) on investments                    15,811,365
                                                                          --------------
 Net Assets                                                               $  930,811,768
                                                                          ==============


18 | OPPENHEIMER U.S. GOVERNMENT TRUST

==========================================================================================
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $599,658,667 and 62,990,153 shares of beneficial interest outstanding)              $9.52
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                            $9.99
------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $204,575,941
 and 21,516,448 shares of beneficial interest outstanding)                           $9.51
------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $124,542,257
 and 13,102,988 shares of beneficial interest outstanding)                           $9.50
------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $513,179
 and 53,907 shares of beneficial interest outstanding)                               $9.52
------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $1,521,724 and 159,885 shares of beneficial interest outstanding)         $9.52


See accompanying Notes to Financial Statements.


19 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2001

=================================================================================
Investment Income
 Interest                                                             $54,621,869

=================================================================================
 Expenses
 Management fees                                                        4,959,210
---------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                1,399,581
 Class B                                                                1,691,332
 Class C                                                                1,088,813
 Class N                                                                      110
---------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                  426,699
 Class B                                                                  128,468
 Class C                                                                   81,538
 Class N                                                                        4
 Class Y                                                                       63
---------------------------------------------------------------------------------
 Shareholder reports                                                       93,132
---------------------------------------------------------------------------------
 Custodian fees and expenses                                               33,043
---------------------------------------------------------------------------------
 Other                                                                     38,389
                                                                      -----------
 Total expenses                                                         9,940,382
 Less reduction to custodian expenses                                     (32,583)
                                                                      -----------
 Net expenses                                                           9,907,799

=================================================================================
 Net Investment Income                                                 44,714,070

=================================================================================
 Realized and Unrealized Gain (Loss)
 Net realized gain (loss) on:
 Investments                                                           28,988,115
 Closing of futures contracts                                          (4,035,546)
 Closing and expiration of option contracts written                        41,700
                                                                      -----------
 Net realized gain (loss)                                              24,994,269
---------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments    6,989,425
                                                                      -----------
 Net realized and unrealized gain (loss)                               31,983,694

=================================================================================
 Net Increase in Net Assets Resulting from Operations                 $76,697,764
                                                                      -----------

See accompanying Notes to Financial Statements


20 | OPPENHEIMER U.S. GOVERNMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended August 31,                                                    2001            2000
==============================================================================================
 Operations
 Net investment income                                            $ 44,714,070    $ 47,434,237
----------------------------------------------------------------------------------------------
 Net realized gain (loss)                                           24,994,269     (20,863,120)
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                6,989,425      23,566,114
                                                                  ----------------------------
 Net increase (decrease) in net assets resulting from operations    76,697,764      50,137,231
==============================================================================================
 Dividends and/or Distributions to Shareholders
 Dividends from net investment income:
 Class A                                                           (33,307,167)    (34,181,276)
 Class B                                                            (8,346,863)     (8,382,464)
 Class C                                                            (5,390,618)     (4,305,333)
 Class N                                                                (2,515)             --
 Class Y                                                               (28,013)         (1,720)
----------------------------------------------------------------------------------------------
 Tax return of capital distribution:
 Class A                                                                    --        (410,863)
 Class B                                                                    --        (100,744)
 Class C                                                                    --         (51,781)
 Class N                                                                    --              --
 Class Y                                                                    --             (56)

==============================================================================================
 Beneficial Interest Transactions
 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                            20,369,071     (21,962,697)
 Class B                                                            58,281,840     (34,285,804)
 Class C                                                            29,324,944      23,372,786
 Class N                                                               508,383         330,557
 Class Y                                                             1,168,806              --

==============================================================================================
 Net Assets
 Total increase (decrease)                                         139,275,632     (29,842,164)
----------------------------------------------------------------------------------------------
 Beginning of period                                               791,536,136     821,378,300
                                                                  ----------------------------
 End of period [including undistributed
 (overdistributed) net investment income of
 $765,514 and $651,260, respectively]                             $930,811,768    $791,536,136
                                                                  ============================

See accompanying Notes to Financial Statements.


21 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS

Class A      Year Ended August 31,                    2001          2000         1999         1998         1997
=====================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $   9.19       $   9.15     $   9.74     $   9.48     $   9.23
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .51(1)         .58          .56          .65          .71
 Net realized and unrealized gain (loss)                .36(1)         .04         (.59)         .26          .23
                                                   ------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .87            .62         (.03)         .91          .94
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.54)          (.57)        (.55)        (.65)        (.69)
 Tax return of capital distribution                      --           (.01)        (.01)          --           --
                                                   ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.54)          (.58)        (.56)        (.65)        (.69)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $   9.52       $   9.19     $   9.15     $   9.74     $   9.48
                                                   ==================================================================

=====================================================================================================================
 Total Return, at Net Asset Value(2)                   9.75%          7.03%       (0.40)%       9.26%       10.45%

=====================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $599,659       $559,194     $579,064     $573,792     $468,809
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $580,177       $542,931     $591,229     $516,173     $478,410
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 5.46%(1)       6.37%        5.85%        6.17%        7.58%
 Expenses                                              0.91%          1.12%        1.06%        1.03%(4)     1.06%(4)
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                215%           181%         199%          80%          43%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                 $ .53
Net realized and unrealized gain (loss)                 .34
Net investment income ratio                            5.66%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


22 | OPPENHEIMER U.S. GOVERNMENT TRUST

 Class B      Year Ended August 31,                  2001            2000          1999         1998           1997
=========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $   9.18        $   9.14     $   9.73     $   9.47        $   9.22
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .45(1)          .51          .48          .56             .64
 Net realized and unrealized gain (loss)                .35(1)          .04         (.59)         .27             .23
                                                   ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .80             .55         (.11)         .83             .87
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.47)           (.50)        (.47)        (.57)           (.62)
 Tax return of capital distribution                      --            (.01)        (.01)          --              --
                                                   ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.47)           (.51)        (.48)        (.57)           (.62)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $   9.51        $   9.18     $   9.14     $   9.73        $   9.47
                                                   ======================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(2)                   8.92%           6.22%       (1.15)%       8.45%           9.63%

=========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $204,576        $140,512     $174,622     $118,873        $ 52,301
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $169,440        $151,770     $160,782     $ 76,030        $ 41,420
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 4.67%(1)        5.60%        5.09%        5.33%           6.77%
 Expenses                                              1.67%           1.87%        1.81%        1.78%(4)        1.81%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                215%            181%         199%          80%             43%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                 $ .47
Net realized and unrealized gain (loss)                 .33
Net investment income ratio                            4.87%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.


23 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

 Class C       Year Ended August 31,                 2001            2000         1999         1998            1997
=========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $   9.18        $   9.14     $   9.72     $   9.47        $   9.22
-------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .45(1)          .51          .48          .56             .64
 Net realized and unrealized gain (loss)                .34(1)          .04         (.58)         .26             .23
                                                   ----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  .79             .55         (.10)         .82             .87
-------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.47)           (.50)        (.47)        (.57)           (.62)
 Tax return of capital distribution                      --            (.01)        (.01)          --              --
                                                   ----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                       (.47)           (.51)        (.48)        (.57)           (.62)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $   9.50        $   9.18     $   9.14     $   9.72        $   9.47
                                                   ======================================================================

=========================================================================================================================
 Total Return, at Net Asset Value(2)                   8.81%           6.21%       (1.05)%       8.34%           9.65%

=========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $124,542        $ 91,496     $ 67,691     $ 40,456        $ 21,625
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $109,060        $ 77,875     $ 56,943     $ 27,135        $ 19,505
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                 4.69%(1)        5.61%        5.11%        5.36%           6.81%
 Expenses                                              1.67%           1.88%        1.81%        1.78%(4)        1.80%(4)
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                215%            181%         199%          80%             43%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                 $ .47
Net realized and unrealized gain (loss)                 .32
Net investment income ratio                            4.89%

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.


24 | OPPENHEIMER U.S. GOVERNMENT TRUST

                                                     Period Ended
 Class N                                       August 31, 2001(1)
=================================================================
 Per Share Operating Data
 Net asset value, beginning of period                   $9.45
-----------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                    .25(2)
 Net realized and unrealized gain (loss)                  .07(2)
                                                        ---------
 Total income (loss) from investment operations           .32
-----------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    (.25)
 Tax return of capital distribution                        --
                                                        ---------
 Total dividends and/or distributions to shareholders    (.25)
-----------------------------------------------------------------
 Net asset value, end of period                         $9.52
                                                        =========

=================================================================
Total Return, at Net Asset Value(3)                      3.50%

=================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)               $ 513
-----------------------------------------------------------------
 Average net assets (in thousands)                      $  90
-----------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment income                                   5.54%(2)
 Expenses                                                0.85%
-----------------------------------------------------------------
 Portfolio turnover rate                                  215%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                                   $ .26
Net realized and unrealized gain (loss)                   .06
Net investment income ratio                              5.74%

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


25 | OPPENHEIMER U.S. GOVERNMENT TRUST

FINANCIAL HIGHLIGHTS Continued

 Class Y       Year Ended August 31,                2001          2000       1999       1998(1)
=================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period              $ 9.19        $ 9.15     $ 9.74     $10.00
-------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                .56(2)        .62        .51        .18
 Net realized and unrealized gain (loss)              .34(2)        .03       (.59)      (.26)
                                                   ----------------------------------------------
 Total income (loss) from investment operations       .90           .65       (.08)      (.08)
-------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                (.57)         (.61)      (.50)      (.18)
 Tax return of capital distribution                    --            --(3)    (.01)        --
                                                   ----------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     (.57)         (.61)      (.51)      (.18)
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 9.52        $ 9.19     $ 9.15     $ 9.74
                                                   ==============================================

=================================================================================================
 Total Return, at Net Asset Value(4)                10.10%         7.39%     (0.83)%     2.83%

=================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $1,522        $  333     $    1     $    1
-------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $  464        $   27     $    1     $    1
-------------------------------------------------------------------------------------------------
 Ratios to average net assets:(5)
 Net investment income                               5.83%(2)      6.51%      6.19%      1.77%
 Expenses                                            0.61%         0.83%      0.69%      0.73%(6)
-------------------------------------------------------------------------------------------------
 Portfolio turnover rate                              215%          181%       199%        80%

1. For the period from May 18, 1998 (inception of offering) to August 31, 1998.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:

Net investment income                               $ .57
Net realized and unrealized gain (loss)               .33
Net investment income ratio                          6.03%

3. Less than $0.005 per share.
4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized for periods of less than one full year.
6. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

 See accompanying Notes to Financial Statements.


26 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


27 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2001, the Fund had entered into net outstanding when-issued or forward commitments of $376,612,174.
      In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


28 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of August 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                  Expiring
                  --------------------------------------
                      2007                   $ 2,852,868
                      2008                    29,716,276
                                             -----------
                      Total                  $32,569,144
                                             ===========

--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2001, the Fund's projected benefit obligations were decreased by $68,541 and payments of $10,601 were made to retired trustees, resulting in an accumulated liability of $148,199 as of August 31, 2001.
      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.


29 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
1. Significant Accounting Policies Continued
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2001, amounts have been reclassified to reflect an increase in paid-in capital of $9,017,756, a decrease in overdistributed net investment income of $2,475,360, and an increase in accumulated net realized loss on investments of $11,493,116. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,371,347 decrease to cost of securities and a corresponding $2,371,347 increase in net unrealized appreciation, based on securities held as of December 31, 2000. For the year ended August 31, 2001, interest income decreased by $1,754,917, net realized gain on investments decreased by $2,255,162, and the change in net unrealized appreciation on investments increased by $4,010,079.
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


30 | OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Year Ended August 31, 2001(1)    Year Ended August 31, 2000
                              Shares         Amount           Shares         Amount
------------------------------------------------------------------------------------------
 Class A
 Sold                       39,948,665    $ 373,555,261     39,549,509    $ 359,390,902
 Dividends and/or
 distributions reinvested    3,014,603       28,183,569      3,161,014       28,764,971
 Redeemed                  (40,803,949)    (381,369,759)   (45,153,005)    (410,118,570)
                           ---------------------------------------------------------------
 Net increase (decrease)     2,159,319    $  20,369,071     (2,442,482)   $ (21,962,697)
                           ===============================================================

------------------------------------------------------------------------------------------
 Class B
 Sold                       13,290,123    $ 124,270,442      7,182,939    $  65,338,670
 Dividends and/or
 distributions reinvested      666,342        6,226,507        677,015        6,154,669
 Redeemed                   (7,744,497)     (72,215,109)   (11,658,098)    (105,779,143)
                           ---------------------------------------------------------------
 Net increase (decrease)     6,211,968    $  58,281,840     (3,798,144)   $ (34,285,804)
                           ===============================================================

------------------------------------------------------------------------------------------
 Class C
 Sold                        9,808,466    $  91,673,634      6,380,006    $  57,982,184
 Dividends and/or
 distributions reinvested      509,518        4,758,502        406,764        3,695,541
 Redeemed                   (7,183,749)     (67,107,192)    (4,225,902)     (38,304,939)
                           ---------------------------------------------------------------
 Net increase (decrease)     3,134,235    $  29,324,944      2,560,868    $  23,372,786
                           ===============================================================

------------------------------------------------------------------------------------------
 Class N
 Sold                           53,852    $     507,822             --    $        --
 Dividends and/or
 distributions reinvested          287            2,728             --             --
 Redeemed                         (232)          (2,167)            --             --
                           ---------------------------------------------------------------
 Net increase (decrease)        53,907    $     508,383             --    $        --
                           ===============================================================

------------------------------------------------------------------------------------------
 Class Y
 Sold                          123,128    $   1,164,118         36,265    $     331,466
 Dividends and/or
 distributions reinvested        3,065           28,777            186            1,712
 Redeemed                       (2,578)         (24,089)          (285)          (2,621)
                           ---------------------------------------------------------------
 Net increase (decrease)       123,615    $   1,168,806         36,166    $     330,557
                           ===============================================================

1. For the year ended August 31, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to August 31, 2001, for Class N shares.


31 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2001, were $2,319,478,243 and $2,216,079,769, respectively.

As of August 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,292,007,997 was:

      Gross unrealized appreciation                $ 21,318,484
      Gross unrealized depreciation                 (14,107,877)
                                                    -----------
      Net unrealized appreciation (depreciation)   $  7,210,607
                                                   ============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of average annual net assets of the Fund, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of average annual net assets over $800 million. The Fund's management fee for the year ended August 31, 2001, was an annualized rate of 0.58%.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    Aggregate         Class A      Commissions          Commissions        Commissions         Commissions
                    Front-End       Front-End       on Class A           on Class B         on Class C          on Class N
                Sales Charges   Sales Charges           Shares               Shares             Shares              Shares
                   on Class A     Retained by      Advanced by          Advanced by        Advanced by         Advanced by
 Year Ended            Shares     Distributor      Distributor(1)       Distributor(1)     Distributor(1)      Distributor(1)
-----------------------------------------------------------------------------------------------------------------------------
 August 31, 2001   $1,925,920        $352,247         $823,070           $2,578,825           $263,714              $1,289

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                         Class A            Class B             Class C            Class N
                      Contingent         Contingent          Contingent         Contingent
                        Deferred           Deferred            Deferred           Deferred
                   Sales Charges      Sales Charges       Sales Charges      Sales Charges
                     Retained by        Retained by         Retained by        Retained by
 Year Ended          Distributor        Distributor         Distributor        Distributor
-------------------------------------------------------------------------------------------
 August 31, 2001         $62,909           $484,902            $32,349                 $--


32 | OPPENHEIMER U.S. GOVERNMENT TRUST

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended August 31, 2001, payments under the Class A plan totaled $1,399,581, all of which were paid by the Distributor to recipients, and included $71,960 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.


33 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
Distribution fees paid to the Distributor for the year ended August 31, 2001, were as follows:

                                                                           Distributor's
                                                         Distributor's         Aggregate
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                        Total Payments   Amount Retained      Expenses     of Net Assets
                            Under Plan    by Distributor     Under Plan         of Class
-----------------------------------------------------------------------------------------
 Class B Plan               $1,691,332        $1,371,630    $7,860,407              3.84%
 Class C Plan                1,088,813           214,138     1,011,796              0.81
 Class N Plan                      110               100            --                --

--------------------------------------------------------------------------------
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.


34 | OPPENHEIMER U.S. GOVERNMENT TRUST

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                                      Unrealized
                                  Expiration     Number of     Valuation as of      Appreciation
 Contract Description                  Dates     Contracts     August 31, 2001    (Depreciation)
------------------------------------------------------------------------------------------------
 Contracts to Purchase
 U.S. Long Bond                     12/19/01           116         $12,216,250          $ 23,000
 U.S. Long Bond                      9/19/01            80           8,482,500           (35,000)
 U.S. Treasury Nts., 10 yr.         12/19/01           450          47,925,000           101,953
 U.S. Treasury Nts., 10 yr.          9/19/01            80           8,577,500           (42,500)
                                                                                        --------
                                                                                          47,453
                                                                                        --------
 Contracts to Sell
 U.S. Treasury Nts., 5 yr.          12/19/01           139          14,725,312            (2,171)
                                                                                        --------
                                                                                        $ 45,282
                                                                                        ========

--------------------------------------------------------------------------------
6. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


35 | OPPENHEIMER U.S. GOVERNMENT TRUST

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
6. Option Activity Continued
Written option activity for the year ended August 31, 2001, was as follows:

                                                                       Call Options
                                                     -------------------------------
                                                            Number of     Amount of
                                                     Contracts (000s)      Premiums
------------------------------------------------------------------------------------
 Options outstanding as of August 31, 2000                         --     $      --
 Options written                                               80,300       587,563
 Options closed or expired                                    (80,300)     (587,563)
                                                     ------------------------------
 Options outstanding as of August 31, 2001                         --     $      --
                                                     ==============================

--------------------------------------------------------------------------------
7. Illiquid Securities
As of August 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2001, was $74,153,370, which represents 7.97% of the Fund's net assets.

--------------------------------------------------------------------------------
8. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended or at August 31, 2001.


36 | OPPENHEIMER U.S. GOVERNMENT TRUST

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer U.S. Government Trust:

We have audited the accompanying statement of assets and liabilities of Oppenheimer U.S. Government Trust, including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer U.S. Government Trust as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Denver, Colorado
September 24, 2001

37 | OPPENHEIMER U.S. GOVERNMENT TRUST

FEDERAL INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
In early 2002, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended August 31, 2001, are eligible for the corporate dividend-received deduction.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


38 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMER U.S. GOVERNMENT TRUST

--------------------------------------------------------------------------------
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Leslie Falconio, Vice President
                         John S. Kowalik, Vice President
                         Gina Palmieri, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
Distributor              OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of             Citibank, N.A.
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors     KPMG LLP
--------------------------------------------------------------------------------
Legal Counsel            Mayer, Brown & Platt

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., 6803 S. Tucson Way, Englewood, CO 80112-3924.

                         (C)Copyright 2001 OppenheimerFunds, Inc.
                         All rights reserved.


39 | OPPENHEIMER U.S. GOVERNMENT TRUST

OPPENHEIMERFUNDS FAMILY

Global Equity          Developing Markets Fund                   Global Fund
                       International Small Company Fund          Quest Global Value Fund
                       Europe Fund                               Global Growth & Income Fund
                       International Growth Fund
-----------------------------------------------------------------------------------------------------
Equity                 Stock                                     Stock & Bond
                       Emerging Technologies Fund                Quest Opportunity Value Fund
                       Emerging Growth Fund                      Total Return Fund
                       Enterprise Fund                           Quest Balanced Value Fund
                       Discovery Fund                            Capital Income Fund
                       Main Street(R)Small Cap Fund              Multiple Strategies Fund
                       Small Cap Value Fund(1)                   Disciplined Allocation Fund
                       MidCap Fund                               Convertible Securities Fund
                       Main Street(R) Opportunity Fund           Specialty
                       Growth Fund                               Real Asset Fund(R)
                       Capital Appreciation Fund                 Gold & Special Minerals Fund
                       Main Street(R) Growth & Income Fund
                       Large Cap Growth Fund
                       Value Fund(2)
                       Quest Capital Value Fund
                       Quest Value Fund
                       Trinity Growth Fund
                       Trinity Core Fund
                       Trinity Value Fund
-----------------------------------------------------------------------------------------------------
Income                 Taxable                                   Municipal
                       International Bond Fund                   California Municipal Fund(4)
                       High Yield Fund                           Florida Municipal Fund(4)
                       Champion Income Fund                      New Jersey Municipal Fund(4)
                       Strategic Income Fund                     New York Municipal Fund(4)
                       Bond Fund                                 Pennsylvania Municipal Fund(4)
                       Senior Floating Rate Fund                 Municipal Bond Fund
                       U.S. Government Trust                     Intermediate Municipal Fund
                       Limited-Term Government Fund
                       Capital Preservation Fund(3)
                       Rochester Division
                       Rochester Fund Municipals
                       Limited Term New York Municipal Fund
-----------------------------------------------------------------------------------------------------
Select Managers        Stock                                     Stock & Bond
                       Mercury Advisors Focus Growth Fund        QM Active Balanced Fund(3)
                       Gartmore Millennium Growth Fund II(5)
                       Jennison Growth Fund
                       Salomon Brothers Capital Fund
                       Mercury Advisors S&P 500(R)Index Fund(3)
-----------------------------------------------------------------------------------------------------
Money Market(6)        Money Market Fund                         Cash Reserves

1. The Fund's name was changed from "Oppenheimer Quest Small Cap Fund(SM)" on 3/1/01.
2. The Fund's name was changed from "Oppenheimer Disciplined Value Fund" on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name was changed from "Oppenheimer Select Managers Gartmore Millennium Growth Fund" on 5/11/01.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

For more complete information about any of the Oppenheimer funds, including charges, expenses and risks, ask for a prospectus from your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

40 | OPPENHEIMER U.S. GOVERNMENT TRUST

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website-- we're here to help.

Internet
24-hr access to account information and transactions(2)
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PhoneLink(2)
24-hr automated information and automated transactions
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET  1.800.843.4461
--------------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------
eDocs Direct
Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OUSGX  Class B: UGTBX  Class C: OUSCX  Class N: OUSNX Class Y: OUSYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RA0220.001.0801    October 30, 2001                    OppenheimerFunds(R) Logo
                                                       Distributor, Inc.